Information on Execution of Key Initiatives and Third Quarter 2016 Financial Results November 9, 2016 Exhibit 99.2

Notice to Investors This presentation contains “forward-looking statements” within the meaning of the federal securities laws. Forward-looking statements are typically identified by words or phrases such as “will,” “anticipate,” “estimate,” “expect,” “project,” “intend,” “plan,” “believe,” “target,” “forecast,” and other words and terms of similar meaning. These statements reflect management’s current views with respect to future events and are subject to risk and uncertainties. We note that a variety of factors and uncertainties could cause our actual results to differ significantly from the results discussed in the forward-looking statements, including but not limited to: general economic, market, or business conditions; changes in commodity prices; opportunities (or lack thereof) that may be presented to us and that we may pursue; fluctuations in costs and expenses including development costs; demand for new housing, including impacts from mortgage credit rates or availability; lengthy and uncertain entitlement processes; cyclicality of our businesses; accuracy of accounting assumptions; competitive actions by other companies; changes in laws or regulations; and other factors, many of which are beyond our control. Except as required by law, we expressly disclaim any obligation to publicly revise any forward-looking statements contained in this presentation to reflect the occurrence of events after the date of this presentation. 2

Key Initiatives Reducing Costs Across the Entire Organization* • Actions taken to eliminate over $50MM in annualized SG&A • Decreased headcount by over 50% compared to 2014 peak • Implemented zero based budgeting Reviewing Entire Portfolio of Assets • Executed $425MM in non-core asset sales • Radisson Hotel - $130MM • 5 multifamily assets - $157MM • Oil and gas working interests - $81MM • Undeveloped land sales - $50MM • 108 commercial acres – Antioch, CA project - $7MM • Completed multiple NAV scenarios for every asset Reviewing Capital Structure • Reduced outstanding debt by over $320MM • Annual interest expense will be reduced by approximately $23MM going forward Providing Additional Information • Reclassified approximately 24,000 acres in Georgia associated with 12 entitled and 8 entitlement in process projects to monetize near term as HBU timberland The Year of Transformation 3 Significant Progress Since 9/30/15 *Expect full cost savings realization once all non-core assets are sold.

Overview of Assets CORE Minerals and Water 590,000 net fee mineral acres principally in Texas, Louisiana, Georgia and Alabama 45% non-participating royalty interest in groundwater rights on 1.4 million surface acres Groundwater leases on 20,000 surface acres in Central Texas – Under Contract* Multifamily Downtown Edge site in Austin – Under Contract* Westlake site in Austin – Under Contract* Acklen venture in Nashville completed - 80% occupied / 85% leased HiLine venture in Littleton completed – 74% occupied / 78% leased Elan 99 venture in Houston completed – 46% occupied / 56% leased Timberland and Undeveloped Land 70,000 acres, primarily in Georgia 4,000 acres, primarily in Texas Community Development 55 entitled, developed or under development projects in 11 states and 15 markets – 7,000 acres Three communities in entitlement (CA and TX) – 4,430 total acres NON-CORE 4 * Contracts may provide termination rights to buyers so closings cannot be assured.

Third Quarter 2016 Results 5 ($ in Millions, except per share data) Revenues * $47.2 $32.2 Net Income (Loss) – Continuing Operations $16.8 ($57.3) Net Income (Loss) Per Share – Continuing Operations $0.40 ($1.67) Net Income (Loss) $9.7 ($164.2) Net Income (Loss) Per Share $0.23 ($4.79) Segment Earnings (Loss) * Real Estate $15.0 $5.2 Mineral Resources* 1.2 0.1 Other (0.2) (0.1) Total Segment Earnings $16.0 $5.2 Note: Q3 2016 weighted average diluted shares outstanding were 42.3 million compared with 34.3 million in Q3 2015 * Excludes oil & gas working interests which are now classified as discontinued operations Q3 2016 Q3 2015

Real Estate Segment - Earnings Reconciliation Q3 2016 $1.4 $1.1 $5.2 $11.0 $4.1 $2.0 $0.1 ($7.6) ($1.2) $(1.1) $15.0 $0 $5 $10 $15 $20 $25 $30 Q3 2015 Undeveloped Land Sales Opex Mitigation Banking Lot Sales Interest Income Gain on Asset Sales Impairment Residential & Commercial Tract Sales Multifamily Properties Q3 2016 Segment Earnings Reconciliation Q3 2015 vs. Q3 2016 ($ in millions) Q3 2016 Sales Activity / Highlights* • Residential lot sales – 332 lots • ~ $70,000 average price per lot • $26,100 gross profit per lot • Commercial tract sales – 110 acres • ~ $76,200 per acre • Includes 108 acres of Antioch, California project for $7 million • Residential tract sales – 243 acres • ~ $26,800 per acre • Sold ~ 6,500 acres of undeveloped land, generating $12.8 million in earnings • Average price $2,410 per acre • Sold $3.0 million in mitigation credits • Incurred $7.6 million in non-cash impairments, primarily multifamily site under contract 6 *Includes ventures

Lot Sales and Lots Under Contract 7 0 500 1,000 1,500 2,000 2,500 Q 11 2 Q 21 2 Q 31 2 Q 41 2 Q 11 3 Q 21 3 Q 31 3 Q 41 3 Q 11 4 Q 21 4 Q 31 4 Q 41 4 Q 11 5 Q 21 5 Q 31 5 Q 41 5 Q 11 6 Q 21 6 Q 31 6 Re sid en tia l L ot s Developed Lots Lots Under Development > 2,080 Lots Under Option Contract Continue to target 2016 residential lot sales of 1,600 – 1,800 lots Includes ventures $0 $5,000 $10,000 $15,000 $20,000 $25,000 $30,000 $35,000 0 500 1,000 1,500 2,000 2,500 3,000 3,500 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016E Bulk Lot Sales Lot Sales Average Lot Margin Average Lot Margin Excl. Bulk Sales Annual Lot Sales and Average Lot Margin • Highest number of lots under option contract in over 5 years • Represents over 70% of our total developed lots and lots under development

8 For questions, please contact: Charles D. Jehl Chief Financial Officer Forestar Group Inc. 6300 Bee Cave Road Building Two, Suite 500 Austin, TX 78746 512-433-5229 chuckjehl@forestargroup.com

9 Appendix

Real Estate Segment KPI’s Q3 2016 Q3 2015 YTD Q3 2016 YTD Q3 2015 Residential Lot Sales Lots Sold 332 301 1,105 1,109 Average Price / Lot $69,970 $76,623 $68,573 $75,019 Gross Profit / Lot $26,100 $30,593 $24,921 $34,193 Commercial Tract Sales Acres Sold 110 2 120 56 Average Price / Acre $76,187 $28,037 $99,800 $216,997 Undeveloped Land Sales Acres Sold 6,501 4,616 13,898 6,595 Average Price / Acre $2,410 $2,190 $2,460 $2,411 Segment Revenues ($ in Millions) $45.3 $28.0 $127.8 $100.2 Segment Earnings ($ in Millions) $15.0 $5.2 $108.5 $29.7 10 Includes ventures

Stable Market Demand in Key Markets *Source: Bureau of Labor Statistics September 2016 vs. September 2015 Austin 2.8% Dallas / Fort Worth 3.8% Houston 0.5% San Antonio 2.2% Atlanta 3.0% Charlotte 2.0% Nashville 2.8% U.S. Average 1.7% Job Growth vs. National Average* Job growth in our key markets holding well above U.S. average (excluding Houston) Finished Vacant Home Inventories Below Equilibrium** **Source: Metrostudy • Equilibrium: Balanced supply and demand for Finished Vacant housing for an MSA as measured by months of supply. • For Texas markets, equilibrium is 2.0 to 2.5 months of supply. • Finished Vacant months of supply for 3Q 16 in Forestar Texas markets dropped slightly below equilibrium. 11 0.0 0.5 1.0 1.5 2.0 2.5 3.0 3.5 0 5,000 10,000 15,000 20,000 25,000 30,000 Finished Vacant Housing Inventory Months of Supply 3Q Forestar Texas Markets

Mineral Resources Segment KPI’s Q3 2016 Q3 2015 Minerals Oil Produced (Barrels) * 20,400 30,100 Average Price / Barrel $43.23 $46.16 Natural Gas Produced (MMCF) ** 205.5 242.5 Average Price / MCF ** $1.95 $2.45 Total BOE 54,700 70,500 Average Price / BOE $23.47 $28.13 Segment Revenues ($ in millions) $1.4 $2.5 Segment Income ($ in millions) $1.2 $0.1 * Includes Natural Gas Liquids ** Includes our share of venture production: 36 MMcf in Q3 2016, 47 MMcf in Q3 2015 12 Note: Excludes oil and gas working interest assets now classified as discontinued operations

Non-Core Community Development Projects Update 13 • Sales could trigger up to approximately $110 million in tax losses to offset tax gains from other non-core asset sales • Reduces annual carry costs by $2.6 million, once sold Community Location Status* Interest Owned** Developed Lots Undeveloped Lots Commercial Acres Remaining San Joaquin River Antioch Sold 108 acres 100% --- --- 180 The Colony Austin Under Contract 100% 91 1,357 5 Caracol TX Coast Under Contract 75% 49 9 14 Tortuga Dunes TX Coast Under Contract 75% 95 39 4 Somerbrook Kansas City Under Contract 100% 12 210 --- Buffalo Highlands Denver Marketing 100% --- 164 --- Stonebraker Denver Marketing 100% --- 603 --- 247 2,382 203 ** Interest owned reflects our total interest in the project, whether owned directly or indirectly, which may be different than our economic interest in the project. * Contracts may provide termination rights to buyers so closings cannot be assured.

Multifamily Communities Update Multifamily Development Projects – Q3 2016 ($ in millions) Project Market FOR Ownership Units % Complete Status Target Sale Date W ho lly O w ne d Downtown Edge Site Austin 100% n/a n/a Q4 2016 Westlake Site Austin 100% n/a n/a Q3 2017 Current Market Range Cap Rate*** Ve nt ur es Acklen Nashville 30% 320 100% 85% leased 4.50% - 5.00% HiLine Denver 25% 385 100% 79% leased 4.75% - 5.25% Elan 99* Houston 90% 360 100% 57% leased 5.75% - 6.25% * FOR is limited partner and not developer of this project 14 Under Contract** Under Contract** ** Contracts may provide termination rights to buyers so closings cannot be assured. *** Management Estimate

0 10 20 30 40 50 60 70 80 90 100 2015 2016E 2017E Target Annual SG&A Costs Corporate G&A Segment Operating Costs Project Level Expenses Cost Reductions SG&A costs in 2016 and target are estimates and actual results may vary depending on the timing of completion of non-core asset sales. $87 million $ in M illi on s $60 million Other Corporate Costs 21% Corporate Employee Costs 25% Project Level Expenses 22% Other Segment Operating Costs 12% Segment Employee Costs 20% $7 MM $8 MM $7 MM$7 MM $4 MM Actions Taken to Eliminate Over $50 million in Annual SG&A Costs $33 million 15 Target SG&A Cost - $33 million $38 million

16 For questions, please contact: Charles D. Jehl Chief Financial Officer Forestar Group Inc. 6300 Bee Cave Road Building Two, Suite 500 Austin, TX 78746 512-433-5229 chuckjehl@forestargroup.com